Exhibit 10.2

FORM OF INTERMEDIARY MANAGER AGREEMENT

[           ], 2025

Nuveen Securities, LLC
333 W. Wacker Dr.
Chicago, IL 60606

This MST Intermediary Manager Agreement (this “Agreement”) is entered into by and between Nuveen Farmland REIT, a Maryland statutory trust (the “Company”) and Nuveen Securities, LLC (the “Intermediary Manager”).

The Company is conducting a private offering of its common shares in reliance on an exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, and the rules thereunder (the “Securities Act”) pursuant to the terms of a private placement memorandum (together with any supplement thereto, the “Memorandum”) to investors that are (i) accredited investors (as defined in Regulation D under the Securities Act) and (ii) in the case of common shares sold outside the United States, to persons that are not “U.S. persons” (as defined in Regulation S under the Securities Act). The Company is offering on a continuous basis up to $3,000,000,000 of any combination of Class A-I common shares (“Class A-I shares”), Class A-II common shares (the “Class A-II shares”), Class I common shares (“Class I shares”), Class S common shares (“Class S shares”) and Class D common shares (“Class D shares”).

Initially, the Company is offering to suitable investors (“Anchors”) a combination of its Class A-I shares and Class A-II shares. The Company is expected to issue Class A-I shares to investors who, when aggregated with other investors introduced through a common intermediary have invested at least $150 million, and Class A-II shares to investors who, when aggregated with other investors introduced through a common intermediary have invested at least $50 million but less than $150 million.

The Initial Closing will occur in the sole discretion of the Company, but is not expected to occur until it receives subscriptions for at least $125 million or such lower amount as the Company may determine of Class A-I and/or Class A-II shares or prior to the time the Registration Statement (defined below) has become effective.

The Company expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form 10 (the “Registration Statement”) for the registration of its common shares under the U.S. Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”). Once the Registration Statement becomes effective, it will become obligated to file annual, quarterly and current reports and other documents with the SEC.

The Company does not currently intend to register any common shares under the Securities Act. The common shares of the Company will not be listed for trading on a stock exchange or other securities market.

Following the Initial Closing, the Company intends to continue the offering of any combination of Class A-1, Class A-II, Class I, Class S and Class D shares. The differences between the classes of shares and the eligibility requirements for each class are described in detail in the Memorandum. The shares are to be offered and sold as described under the caption “Plan of Distribution” in the Memorandum. Except as otherwise agreed by the Company and the Intermediary Manager, shares sold through the Intermediary Manager are to be sold through (a) the participating broker-dealers (each a “Dealer” and collectively, the “Dealers”) with whom the Intermediary Manager has entered into or will enter into a participating dealer agreement related to the distribution of shares substantially in the form attached to this Agreement as Exhibit “A” or such other form as approved by the Company (each a “Participating Dealer Agreement”), (b) certain investment advisors (each a “Selected RIA” and collectively, the “Selected RIAs”), and (c) other qualified financial institutions (each a “Selected Institution” and, collectively with the Dealers and Selected RIAs, the “Offering Participants”) with whom the Intermediary Manager has entered into an appropriate agreement regarding the distribution of shares in a form agreed to by the Company (each a “Selected Institution Agreement”), at a purchase price generally equal to the Company’s prior month’s net asset value (“NAV”) per share applicable to the class of shares being purchased (as calculated in accordance with the procedures described in the Memorandum), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per share since the end of the prior month, plus in either case any applicable selling commissions, subject in certain circumstances to reductions thereof as described in the Memorandum. For shareholders who participate in the Company’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to the class of shares that each shareholder owns will be automatically invested in additional shares of the same class. The DRIP shares are to be issued and sold to shareholders of the Company at a purchase price equal to the transaction price of the applicable class of shares on the date that the distribution is payable.

Terms not defined herein shall have the same meaning as in the Memorandum. Now, therefore, the Company hereby agrees with the Intermediary Manager as follows:

1. Representations and Warranties of the Company: The Company represents and warrants to the Intermediary Manager and each Offering Participant that:

a. The Memorandum has been prepared by the Company in accordance with applicable requirements of the Securities Act. Copies of the Memorandum and each amendment thereto have been or will be delivered to the Intermediary Manager.

b. The Company has been duly and validly organized and formed as a statutory trust under the laws of the state of Maryland, with the power and authority to conduct its business as described in the Memorandum.

c. As of the effective date the Memorandum complied or will comply in all material respects with the Securities Act. The Memorandum, as of the effective date, does not and will not contain any untrue statements of material facts or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the foregoing provisions of this Section 1.c. will not extend to such statements contained in or omitted from the Memorandum as are primarily within the knowledge of the Intermediary Manager or any of the Offering Participants and are based upon information furnished by the Intermediary Manager in writing to the Company specifically for inclusion therein.

d. The Company will apply the proceeds received from the sale of the shares as set forth in the Memorandum.

e. No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the shares, except such as may be required under the Securities Act, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or applicable state securities laws.

f. Unless otherwise described in the Memorandum, there are no actions, suits or proceedings pending or to the knowledge of the Company, threatened against the Company at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the business or property of the Company.

g. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Company will not conflict with or constitute a default under any charter, by-law, indenture, mortgage, deed or declaration of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws.

h. The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws.

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i. At the time of the issuance of the shares, the shares will have been duly authorized and, when issued and sold as contemplated by the Memorandum and the Company’s Declaration of Trust, as amended and supplemented, and upon payment therefor as provided by the Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

j. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and each other entity in which the Company holds a direct or indirect ownership interest that is material to the Company (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized or formed and is validly existing as a corporation, partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its incorporation or organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect. Except as otherwise disclosed in the Memorandum, all of the issued and outstanding capital stock or other equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or other equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any stockholder or equity holder of such Subsidiary. The only direct Subsidiaries of the Company as of the date of the Memorandum or the most recent amendment to the Memorandum, as applicable, are the Subsidiaries described in the Memorandum or such amendment to the Memorandum.

k. Except as otherwise disclosed in the Memorandum, the Company owns or possesses, has the right to use or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property necessary to carry on the business now operated by the Company, except where the failure to have such ownership or possession would not, singly or in the aggregate, have a material adverse effect.

l. The Company has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company to the extent that such taxes or assessments have become due, except where the Company is contesting such assessments in good faith.

m. The financial statements of the Company included in the Memorandum present fairly in all material respects the financial position of the Company as of the date indicated and the results of its operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

n. The Company is currently a “banking entity” as defined under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, and will comply in all material respects with the requirements of a banking entity thereunder for so long as such compliance is required.

o. The Company does not intend to conduct its business so as to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

p. The Company complies in all material respects with applicable privacy provisions of the Gramm-Leach- Bliley Act of 1999 (the “GLB Act”) and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”).

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q. Any and all printed sales literature or other materials which have been approved in advance in writing by the Company and appropriate regulatory agencies for use in the offering (“Authorized Sales Materials”) prepared by the Company and any of its affiliates (excluding the Intermediary Manager) specifically for use with potential investors in connection with the Offering, when used in conjunction with the Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Memorandum, not misleading. If at any time any event occurs which is known to the Company as a result of which such Authorized Sales Materials when used in conjunction with the Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which they were made, omit to state any material fact necessary to make the statements therein not misleading, the Company will notify the Intermediary Manager thereof.

r. Except as otherwise disclosed in the Memorandum, the Company and its Subsidiaries have good and insurable title (either in fee simple or pursuant to a valid leasehold interest) to all properties described in the Memorandum as being owned or leased, as the case may be, by them and to all properties reflected in the Company’s most recent consolidated financial statements included in the Memorandum, subject in each case to material matters of record, material matters of law, material matters that could be revealed by a survey and physical inspection of the property, and rights of parties in possession.

s. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer or other officer of the Company participating in the offering, any beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”) except for a Disqualifying Event contemplated by Rule 506(d)(2) or (d)(3). The Company has exercised, and during the term of the offering will continue to exercise, reasonable care to determine whether any Company Covered Person, any Intermediary Manager Covered Person (as defined below) and any Dealer Covered Person (as defined in the Offering Participant agreement) is subject to a Disqualifying Event. The Company will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e), and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Intermediary Manager (unless the Intermediary Manager’s Disqualifying Event is the sole reason for the required amended or supplemented Memorandum, in which case the Intermediary Manager shall bear the cost of preparation and distribution of such amended or supplemented Memorandum), promptly furnish the Intermediary Manager with such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Intermediary Manager may reasonably request.

2. Covenants of the Company. The Company covenants and agrees with the Intermediary Manager that:

a. It will, at no expense to the Intermediary Manager, furnish the Intermediary Manager with such number of printed copies of the Registration Statement, including all amendments and exhibits thereto, as the Intermediary Manager may reasonably request. It will similarly furnish to the Intermediary Manager and others designated by the Intermediary Manager as many copies of the following documents as the Intermediary Manager may reasonably request: (a) the Memorandum and all amendments, supplements and exhibits thereto; (b) this Agreement; and (c) any other Authorized Sales Materials.

b. It will furnish such proper information and execute and file such documents as may be necessary for the Company to qualify the shares for offer and sale under the securities laws of such jurisdictions as the Intermediary Manager may reasonably designate and will file and make in each year such statements and reports as may be required. The Company will furnish to the Intermediary Manager upon request a copy of such papers filed by the Company in connection with any such qualification.

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c. It will: (a) use its best efforts to cause the Registration Statement to become effective; (b) furnish copies of any proposed amendment or supplement of the Registration Statement or Memorandum to the Intermediary Manager; (c) file every amendment or supplement to the Registration Statement or the Memorandum that may be required by the SEC; (d) if at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, it will promptly notify the Intermediary Manager and, to the extent the Company determines such action is in the best interests of the Company, use its commercially reasonable efforts to obtain the lifting of such order; and (e) it will notify the Intermediary Manager in writing, promptly upon the occurrence of (i) any Disqualifying Event relating to any Company Covered Person, and (ii) any event that would, with the passage of time, become a Disqualifying Event relating to any Company Covered Person.

d. If at any time when a Memorandum is required to be delivered under the Securities Act any event occurs as a result of which, in the opinion of either the Company or the Intermediary Manager, the Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Company will promptly notify the Intermediary Manager thereof (unless the information shall have been received from the Intermediary Manager) and will effect the preparation of an amended or supplemental Memorandum which will correct such statement or omission. The Company will then promptly prepare such amended or supplemental Memorandum or Memorandum as may be necessary to comply with the requirements of Section 10 of the Securities Act.

e. It will not conduct the offering or offer or sell any of the shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

3. Obligations and Compensation of Intermediary Manager.

a. The Company hereby appoints the Intermediary Manager as its agent and principal distributor to offer, and to engage Offering Participants to offer, on a “best efforts” basis, the shares in the offering on the terms and conditions set forth in the Memoranda. The Intermediary Manager hereby accepts such agency and distributorship and agrees to use its best efforts to sell the shares primarily through the Offering Participants on said terms and conditions set forth in the Memorandum with respect to the offering and any additional terms or conditions specified in Schedule 1 to this Agreement, as it may be amended from time to time. The Intermediary Manager represents to the Company that:

i. it is a member in good standing of FINRA and that it and its employees and representatives have all required licenses and registrations to act under this Agreement;

ii. with respect to the Intermediary Manager’s participation and the participation by each Offering Participant, comply, and in its Offering Participant agreements will require each Offering Participant to comply, in all material respects, with all applicable requirements of the Securities Act, the Exchange Act, applicable state securities or “blue sky” laws and regulations, and (iii) the rules of FINRA applicable to the Offering;

iii. it will cause the Offering Participant agreements to require that each Offering Participant (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D, as set forth in the Memorandum, and applicable state securities laws and regulations, (ii) not offer or sell shares by any means otherwise inconsistent with this Agreement or the Memorandum, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of shares;

iv. it will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement, in light of the circumstances under which it was made, not misleading;

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v. during the course of the offering and prior to the sale of shares, the Intermediary Manager or its designee will provide, or will cause each Offering Participant to provide, each offeree with a copy of the Memorandum;

vi. if the Intermediary Manager has been provided with a supplement or amendment to the Memorandum, the Intermediary Manager will promptly distribute such supplement or amendment to persons who previously received a copy of the Memorandum from it and who it believes continue to be interested in participating in the offering and will include such supplement or amendment in all deliveries of the Memorandum after receipt of any such supplement or amendment;

vii. it will not make any oral or written representations on behalf of the Company other than those contained in the Memorandum unless the making of such representations has been approved by the Company in writing; and

viii. it will furnish, or cause to be furnished, to the Company upon request a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

b. The Intermediary Manager shall abide by and comply with (a) the privacy standards and requirements of the GLB Act; (b) the privacy standards and requirements of any other applicable federal or state law; and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

c. Promptly after the initial effective date of the Memorandum, the Intermediary Manager and the Offering Participants shall commence the offering of the shares in the offering in jurisdictions in which the shares are registered or qualified for sale or in which the offering is otherwise permitted. The Intermediary Manager and the Offering Participants will immediately suspend or terminate offering of the shares upon request of the Company at any time and will resume offering the shares upon subsequent request of the Company.

d. Subject to special circumstances described in or otherwise provided in this Agreement and under the caption “Plan of Distribution” in the Memorandum, which may be amended, restated or supplemented from time to time, the Company will pay to the Intermediary Manager selling commissions in connection with sales of Class S shares and Class D shares as described in Schedule 1 to this Agreement. The applicable selling commissions payable to the Intermediary Manager will be paid substantially concurrently with the execution by the Company of orders submitted by purchasers of Class S shares and Class D shares and all or a portion of the selling commissions may be reallowed by the Intermediary Manager to the Dealers who sold the Class S shares or Class D shares giving rise to such selling commissions, as described more fully in the Participating Dealer Agreement entered into with each such Dealer.

e. Except as may be provided in the “Plan of Distribution” section of the Memorandum, which may be amended, restated or supplemented from time to time, subject to the limitations set forth in Section 3.f. below, the Company will pay to the Intermediary Manager a shareholder servicing fee with respect to sales of Class S and Class D shares, as described in Schedule 1 to this Agreement (the “Servicing Fee”). The Company will pay the Servicing Fee to the Intermediary Manager monthly in arrears. The Intermediary Manager may reallow all or a portion of the Servicing Fee to (a) any Dealers who sold the Class S or Class D shares giving rise to a portion of such Servicing Fee to the extent the Participating Dealer Agreement with such Dealer provides for such a reallowance and such Dealer is in compliance with the terms of such Participating Dealer Agreement related to such reallowance, or (b) the broker-dealer of record/custodian for any Selected RIA or Selected Institution whose clients purchased Class D shares (each a “servicing dealer”) giving rise to a portion of such Servicing Fee to the extent the agreement between or among the Intermediary Manager, the broker-dealer of record/custodian and/or the Selected RIA or Selected Institution, as applicable, provides for such a reallowance and such parties are in compliance with the terms of such agreement related to such reallowance; provided, however, that upon the date when the Intermediary Manager is notified that the Dealer who sold the Class S or Class D shares giving rise to a portion of the Servicing Fee or a servicing dealer with respect to Class D shares is no longer the broker-dealer of record with respect to such Class S or Class D shares or that the Dealer, Selected RIA, Selected Institution or servicing dealer no longer satisfies any or all of the conditions in its applicable agreement for the receipt of the Servicing Fee, then such Dealer or servicing dealer’s entitlement to

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the Servicing Fees related to such Class S and/or Class D shares, as applicable, shall cease, and such Dealer or servicing dealer shall not receive the Servicing Fee for any portion of the quarter in which it is not eligible on the last day of the quarter; provided, however, if there is a change in the broker-dealer of record with respect to the Class S or Class D shares, as applicable, made in connection with a change in the registration of record for the Class S or Class D shares on the Company’s books and records (including, but not limited to, a reregistration due to a sale or a transfer or a change in the form of ownership of the account), then the Dealer or servicing dealer shall be entitled to a pro rata portion of the Servicing Fees related to the Class S and/or Class D shares, as applicable, for the portion of the quarter for which the Dealer or servicing dealer was the broker- dealer or custodian of record.

Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class S and/or Class D shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Intermediary Manager (“Servicing Agreement”), such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Intermediary Manager in good faith in its sole discretion. Offering Participants are not entitled to any Servicing Fee with respect to Class A-I, Class A-II or Class I shares. The Intermediary Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Intermediary Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement. For the avoidance of doubt, the Intermediary Manager may waive the Servicing Fee to the extent Dealer or Servicing Dealer no longer provides services with respect to the shares.

f. The Intermediary Manager shall cease receiving the Servicing Fee with respect to any Class S share or Class D share on the earlier to occur of the following: (a) a listing of Class I shares, or (b) the Company’s merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets (except for any such transaction taken in connection with an internal restructuring transaction (including our conversion into another type of legal entity) or a Conversion Event (as defined in the Memorandum)).

g. The terms of any reallowance of selling commissions and the Servicing Fee shall be set forth in the Offering Participant agreement or Servicing Agreement. The Company will not be liable or responsible to any Offering Participant or Servicing Dealer for direct payment of commissions, or any reallowance of the Servicing Fee to such Offering Participant or Servicing Dealer, as applicable, it being the sole and exclusive responsibility of the Intermediary Manager for payment of commissions or any reallowance of the Servicing Fee to Offering Participants and Servicing Dealers. Notwithstanding the foregoing, at the discretion of the Company, the Company may act as agent of the Intermediary Manager by making direct payment of commissions or Servicing Fees to Offering Participants or Servicing Dealers on behalf of the Intermediary Manager without incurring any liability.

h. In addition to the other items of underwriting compensation set forth in this Section 3, the Company and/or Nuveen Farmland Advisors LLC (the “Advisor”) shall reimburse the Intermediary Manager for all items of underwriting compensation referenced in the Memorandum, to the extent the Memorandum indicates that they will be paid by the Company or the Advisor, as applicable, and to the extent permitted pursuant to prevailing rules and regulations of FINRA.

i. In addition to reimbursement as provided under Section 3.h., and subject to prevailing rules and regulations of FINRA, the Company shall also pay directly or reimburse the Intermediary Manager for reasonable bona fide due diligence expenses incurred by any Offering Participant as described in the Memorandum. The Intermediary Manager shall obtain from any Offering Participant and provide to the Company a detailed and itemized invoice for any such due diligence expenses.

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j. The Intermediary Manager represents and warrants to the Company and each person and firm that signs the Registration Statement that the information under the caption “Plan of Distribution” in the Memorandum and all other information furnished to the Company by the Intermediary Manager in writing expressly for use in the Memorandum, or any amendment or supplement thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

k. The Intermediary Manager and all Offering Participants, and all other broker-dealers effecting transactions in the shares on behalf of Offering Participants, will offer and sell the shares at the offering prices per share as determined in accordance with the Memorandum.

l. None of (i) the Intermediary Manager, (ii) any of the Intermediary Manager’s directors, executive officers, other officers participating in the offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in the offering, or (iv) any other officers or employees of the Intermediary Manager or any general partner or managing member of the Intermediary Manager that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering (each, a “Intermediary Manager Covered Person” and, collectively, the “Intermediary Manager Covered Persons”), is subject to a Disqualifying Event, except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of shares. The Intermediary Manager has exercised and will continue to exercise reasonable care in determining whether any Intermediary Manager Covered Person and any Dealer Covered Person (as defined in the Offering Participant agreement) is subject to a Disqualifying Event. The Intermediary Manager will promptly notify the Company in writing of (x) any Disqualifying Event relating to any Intermediary Manager Covered Person or any Dealer Covered Person not previously disclosed to the Company in accordance with this Section 3(l) and (y) any event that would, with the passage of time, become a Disqualifying Event relating to any such person.

4. Indemnification.

a. To the extent permitted by the Company’s Declaration of Trust, and subject to the limitations below, the Company will indemnify and hold harmless the Offering Participants and the Intermediary Manager, their officers and directors and each person, if any, who controls such Offering Participant or Intermediary Manager within the meaning of Section 15 of the Securities Act (the “Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses”), joint or several, to which such Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Registration Statement, the Memorandum or any amendment or supplement to any of them or (ii) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”) or (iii) in any Authorized Sales Materials, or (b) the omission to state in the Registration Statement, the Memorandum, any amendment or supplement to any of them or in any Blue Sky Application or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse the Intermediary Manager and each Indemnified Person of the Intermediary Manager for any legal or other expenses reasonably incurred by the Intermediary Manager or such Indemnified Person in connection with investigating or defending such Loss.

Notwithstanding the foregoing provisions of this Section 4.a., the Company may not indemnify or hold harmless the Intermediary Manager, any Offering Participant or any of their affiliates in certain circumstances. In particular, but without limitation, the Company may not indemnify or hold harmless the Intermediary Manager, any Offering Participant or any of their affiliates for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

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(i) There has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii) A court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered as to indemnification for violations of securities laws.

Further notwithstanding the foregoing provisions of this Section 4.a., the Company will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished (x) to the Company by the Intermediary Manager or (y) to the Company or the Intermediary Manager by or on behalf of any Offering Participant specifically for use in the Registration Statement, the Memorandum, or any amendment or supplement to any of them, any Blue Sky Application or any Authorized Sales Materials, and, further, the Company will not be liable for the portion of any Loss in any such case if it is determined that such Offering Participant or the Intermediary Manager was at fault in connection with such portion of the Loss, expense or action.

The foregoing indemnity agreement of this Section 4.a. is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Memorandum (or amendment or supplement thereto) that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an Indemnified Party from whom the person asserting any Losses purchased the shares that are the subject thereof, if a copy of the Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Company, but only if a copy of the Memorandum as so amended or supplemented had been supplied to the Intermediary Manager or the Offering Participant prior to such acceptance.

b. The Intermediary Manager will indemnify and hold harmless the Company, its officers and directors (including any person named in the Registration Statement, with his consent, as about to become a director), each other person who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (the “Company Indemnified Persons”), from and against any Losses to which any of the Company Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Registration Statement, the Memorandum, any Preliminary Memorandum used prior to the effective date of the Registration Statement or any post-effective amendment or supplement to any of them or (ii) in any Blue Sky Application or (iii) in any Authorized Sales Materials; or (b) the omission to state in the Registration Statement, the Memorandum, any Preliminary Memorandum used prior to the effective date of the Registration Statement or any post-effective amendment or supplement to any of them or in any Blue Sky Application or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Intermediary Manager specifically for use with reference to the Intermediary Manager in the preparation of the Registration Statement, the Memorandum, any Preliminary Memorandum used prior to the effective date of the Registration Statement or any post-effective amendment or supplement to any of them or in preparation of any Blue Sky Application or Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Company or any use of “broker-dealer use only” materials with members of the public by the Intermediary Manager in the offer and sale of the shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of shares to members of the public in such jurisdiction; or (d) any untrue statement made by the Intermediary Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the

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shares; or (e) any material violation of this Agreement; or (f) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Intermediary Manager will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Intermediary Manager may otherwise have.

c. Each Offering Participant severally will indemnify and hold harmless the Company, the Intermediary Manager, each of their officers and directors (including any person named in the Registration Statement, with his consent, as about to become a director), each other person who has signed the Registration Statement and each person, if any, who controls the Company or the Intermediary Manager within the meaning of Section 15 of the Securities Act (the “Offering Participant Indemnified Persons”) from and against any Losses to which an Offering Participant Indemnified Person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Registration Statement, the Memorandum, any Preliminary Memorandum used prior to the effective date of the Registration Statement or any post-effective amendment or supplement to any of them or (ii) in any Blue Sky Application or (iii) in any Authorized Sales Materials; or (b) the omission to state in the Registration Statement, the Memorandum, any Preliminary Memorandum used prior to the effective date of the Registration Statement or any post-effective amendment or supplement to any of them or in any Blue Sky Application or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Intermediary Manager by or on behalf of the Offering Participant specifically for use with reference to the Offering Participant in the preparation of the Registration Statement, the Memorandum, any Preliminary Memorandum used prior to the effective date of the Registration Statement or any post-effective amendment or supplement to any of them or in preparation of any Blue Sky Application or Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Company or any use of “broker-dealer use only” materials with members of the public by the Dealer in the offer and sale of the shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of shares to members of the public in such jurisdiction; or (d) any untrue statement made by the Offering Participant or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the shares; or (e) any material violation of this Agreement or the Participating Dealer Agreement or other agreement entered into between the Intermediary Manager and, as applicable, the Offering Participant; or (f) any failure or alleged failure to comply with all applicable laws, including, without limitation, laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure or alleged failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Each such Offering Participant will reimburse each Offering Participant Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Offering Participant may otherwise have.

d. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 4 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 4.e.) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect

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of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

e. The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

f. The indemnity agreements contained in this Section 4 shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Offering Participant, or any person controlling any Offering Participant or by or on behalf of the Company, the Intermediary Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Intermediary Manager, (b) delivery of any shares and payment therefor, and (c) any termination of this Agreement. A successor of Offering Participant or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 4.

5. Survival of Provisions.

a. The respective agreements, representations and warranties of the Company and the Intermediary Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Intermediary Manager or any Offering Participant or any person controlling the Intermediary Manager or any Offering Participant or by or on behalf of the Company or any person controlling the Company, and (b) the acceptance of any payment for the shares.

b. The respective agreements of the Company and the Intermediary Manager set forth in Sections 3.d. through 3.i. and Sections 4 through 14 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.

6. Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this Section. Venue for any action brought hereunder shall lie exclusively in New York, New York.

7. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

8. Successors and Amendment.

a. This Agreement shall inure to the benefit of and be binding upon the Intermediary Manager and the Company and their respective successors. Nothing in this Agreement is intended or shall be construed to give to

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any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement shall inure to the benefit of the Offering Participants to the extent set forth in Sections 1 and 4 hereof.

b. This Agreement may be amended by the written agreement of the Intermediary Manager and the Company.

9. Term and Termination.

Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof. Upon expiration or termination of this Agreement, (a) the Company shall pay to the Intermediary Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Intermediary Manager is or becomes entitled under Section 3 pursuant to the requirements of that Section 3 at such times as such amounts become payable pursuant to the terms of such Section 3, offset by any losses suffered by the Company or any officer or director of the Company arising from the Intermediary Manager’s breach of this Agreement or an action that would otherwise give rise to an indemnification claim against the Intermediary Manager under Section 4.b. herein, and (b) the Intermediary Manager shall promptly deliver to the Company all records and documents in its possession that relate to the offering other than as required by law to be retained by the Intermediary Manager. Intermediary Manager shall use its commercially reasonable efforts to cooperate with the Company to accomplish an orderly transfer of management of the offering to a party designated by the Company.

10. Confirmation. The Company hereby agrees and assumes the duty to confirm on its behalf and on behalf of Dealers and brokers of record for Selected RIAs and Selected Institutions who sell the shares all orders for purchase of shares accepted by the Company. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Company is advised of such laws in writing by the Intermediary Manager.

11. Memorandum and Authorized Sales Materials. Intermediary Manager agrees that it is not authorized or permitted to give and will not give, any information or make any representation concerning the shares except as set forth in the Memorandum and any Authorized Sales Materials. The Intermediary Manager further agrees (a) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any broker-dealer that has not entered into a Participating Dealer Agreement or Servicing Agreement, or to any representatives or other associated persons of such a broker-dealer, unless it is accompanied or preceded by the Memorandum as amended and supplemented, (b) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Company and marked “dealer only,” “financial advisor use only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of shares to members of the public and (c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Dealers pursuant to the Participating Dealer Agreement and Selected Institutions pursuant to the Selected Institution Agreement) any material or writing that is supplied to it by the Company if such material bears a legend denoting that it is not to be used in connection with the sale of shares to members of the public in such jurisdiction. Intermediary Manager, in its agreements with Offering Participants, will include requirements and obligations of the Offering Participants similar to those imposed upon the Intermediary Manager pursuant to this section.

12. Suitability of Investors. The Intermediary Manager will, and will cause the Offering Participant agreements to require each Offering Participant to, recommend shares only to a prospective investor whom the Intermediary Manager or Offering Participant, as applicable, has reasonable grounds to believe is an accredited investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memorandum. During the course of the offering, the Intermediary Manager will comply, and will cause the Offering Participant agreements to require each Offering Participant to comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including, without limitation, Regulation Best Interest, the provisions of Regulation D and, if applicable, FINRA Rule 2111. The Intermediary Manager will cause the Offering Participant agreements to require each Offering Participant to make, or cause to be made, inquiries as required by this Agreement, the Memorandum or applicable law of all prospective investors to ascertain whether a purchase of shares is suitable for the prospective investor and will only make offers and/or recommendations to purchase shares to persons in the jurisdictions in which it is advised in writing that the shares are qualified for sale or that such

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qualification is not required. The Intermediary Manager, in its agreements with Offering Participants, will require that the Offering Participants shall sell the shares only to those persons who are eligible to purchase such shares as described in the Memorandum and only through those Offering Participants who are authorized to sell such shares; for Class D shares and Class I shares in particular, the Intermediary Manager will require that the Dealers and other broker-dealers shall only sell to permissible persons and specified accounts as described in the Memorandum. The Intermediary Manager, in its agreements with the Offering Participants, shall require the Offering Participants to maintain, for at least six years, a record of the information obtained to determine that an investor meets the financial qualification and suitability standards imposed on the offer and sale of the shares.

13. Submission of Orders. The Intermediary Manager will require in its agreements with each Offering Participant that each Offering Participant, respectively, comply with the submission of orders procedures set forth in such agreement. Although it is anticipated that the distribution process will be facilitated in large part through the Offering Participants, to the extent the Intermediary Manager is involved in the distribution process other than through an Offering Participant, the Intermediary Manager will comply with such submission of orders procedures, and will require each person desiring to purchase shares in the offering to complete and execute a subscription agreement in the form filed as an appendix to the Memorandum (a “Subscription Agreement”) and to deliver to the Intermediary Manager or as otherwise directed by the Intermediary Manager such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Subscription Agreements and instruments of payment will be transmitted by the Intermediary Manager to the escrow agent described in the Memorandum and Subscription Agreement for the offering in which there is a minimum offering contingency described in the Memorandum (“Minimum Offering”) that has not yet been satisfied or, after any such Minimum Offering is satisfied or if no such Minimum Offering is applicable to an offering, to the Company, as soon as practicable, but in any event by the end of the second business day following receipt by the Intermediary Manager. If the Intermediary Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the form of Participating Dealer Agreement, the Intermediary Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

14. Notice. Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Intermediary Manager:	Nuveen Securities, LLC
Attn: Jeffrey W. Hall
333 W. Wacker Dr.
Chicago, IL 60606
Email: jeffrey.hall@nuveen.com
Copy to: legaldepartment@nuveen.com

If to the Company:	Nuveen Farmland REIT
Attn: Michel Robinson
333 W. Wacker Dr. Chicago, IL 60606
Email: michael.robinson@nuveennc.com
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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

NUVEEN FARMLAND REIT

By:
	Name:	Martin Davies
	Title:	Senior Managing Director

Accepted and agreed to as of the date first above written:

NUVEEN SECURITIES, LLC

By:
	Name:	[ ]
	Title:	[ ]
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Schedule 1

Compensation

I. Selling Commissions

Subject to certain Dealers’ right to retain selling commissions as described in the Participating Dealer Agreement, the Company will pay to the Intermediary Manager selling commissions in the amount of (a) up to 3.5% of the transaction price per share of each sale of Class S shares and (b) up to 1.5% of the transaction price per share of each sale of Class D shares. The Company will not pay to the Intermediary Manager any selling commissions in respect of the purchase of any Class A-I shares, Class A-II shares, Class I shares or DRIP shares.

II. Servicing Fee

The Company will pay to the Intermediary Manager a Servicing Fee with respect to outstanding Class S shares and Class D shares sold in the offering pursuant to this Agreement that is paid monthly in an amount equal to 0.85% per annum of the aggregate NAV of the outstanding Class S shares sold in the offering pursuant to this Agreement and in an amount equal to 0.25% per annum of the aggregate NAV of the outstanding Class D shares sold in the offering pursuant to this Agreement or such other amount as described in the Participating Dealer Agreement, Registered Investment Advisor Agreement or Selected Institution Agreement that does not exceed the maximum amount of Servicing Fee as set forth in the Memorandum.

The Company will not pay the Intermediary Manager a Servicing Fee with respect to Class A-I shares, Class A-II shares, or Class I shares.